Exhibit 32.2

CERTIFICATION OF THE COMPANY’S PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zeta Acquisition Corp. II (the "Company") on Form 10-Q for the period ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew P. Kinley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew P. Kinley
Matthew P. Kinley
Chief Financial Officer (Principal Financial and Accounting Officer)
May 12, 2015